                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                                 [X]

Filed by a Party other than the Registrant              [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                            CLASSIC BANCSHARES, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
- - --------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  $125 per Exchange Act Rules (6-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: _________________

     2) Aggregate number of securities to which transaction applies: _________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _________________

     4)    Proposed maximum aggregate value of transaction:  $_________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount previously paid:

     2)    Form, Schedule or Registration Statement No.:

     3)    Filing Party:

     4)    Date Filed:

                                  June 28, 1996

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Classic Bancshares, Inc., I cordially invite you to attend the first Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m. on July 29, 1996 at the corporate headquarters of RAM Technologies, Inc. (formerly Mayo Mansion) located at 1516 Bath Avenue, Ashland, Kentucky.

         In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on Classic Bancshares, Inc.'s fiscal 1996 financial and operating performance.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. In addition to the election of three directors and the ratification of the appointment of independent auditors, stockholders are being asked to consider and vote upon the proposals to ratify the adoption of the 1996 Stock Option and Incentive Plan and the 1996 Recognition and Retention Plan. The Board has carefully considered each of these proposals and believes that their approval will enhance the ability of the Company to recruit and retain quality management. Accordingly, your Board of Directors unanimously recommends that you vote for the director nominees and each of the proposals.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Classic Bancshares, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                          Sincerely,


                                          /s/ David B. Barbour
                                          David B. Barbour
                                          President and Chief Executive Officer

                            CLASSIC BANCSHARES, INC.
                             344 Seventeenth Street
                             Ashland, Kentucky 41101
                                 (606) 325-4789

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on July 29, 1996

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Classic Bancshares, Inc. ("Classic" or the "Company") will be held at the corporate headquarters of RAM Technologies, Inc. (formerly Mayo Mansion) located at 1516 Bath Avenue, Ashland, Kentucky at 2:00 p.m., Ashland, Kentucky time, on July 29, 1996.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of three directors of the Company;

         2. The ratification of the adoption of the 1996 Stock Option and Incentive Plan;

         3. The ratification of the adoption of the 1996 Recognition and Retention Plan;

         4. The ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as the auditors of the Company for the fiscal year ending March 31, 1997;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on June 17, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the offices of the Company during its normal business hours of 9:00 a.m. and 4:00 p.m. during the ten days prior to the Meeting, as well as at the Meeting.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/  C. Cyrus Reynolds
                                              C. Cyrus Reynolds
                                              Chairman of the Board

Ashland, Kentucky
June 28, 1996

- - --------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.  A SELF-
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
- - --------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            CLASSIC BANCSHARES, INC.
                             344 Seventeenth Street
                             Ashland, Kentucky 41101
                                 (606) 325-4789

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 29, 1996

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Classic Bancshares, Inc. ("Classic" or the "Company"), the parent company of Ashland Federal Savings Bank ("Ashland Federal" or the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the corporate headquarters of RAM Technologies Inc. (formerly Mayo Mansion) located at 1516 Bath Avenue, Ashland, Kentucky on July 29, 1996, at 2:00 p.m., Ashland, Kentucky time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about June 28, 1996.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors, proposals to ratify the adoption of the 1996 Stock Option and Incentive Plan ("Stock Option Plan") and the 1996 Recognition and Retention Plan ("RRP"), and the ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The proposals to adopt the Stock Option Plan and the RRP require the affirmative vote of a majority of shares entitled to vote on such matters. The ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as auditors for the Company requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Classic Bancshares, Inc., 344 Seventeenth Street, Ashland, Kentucky 41101.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on June 17, 1996 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,322,500 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.

                                                                                             Shares
                                                                                          Beneficially          Percent
                                   Beneficial Owner                                           Owned             of Class
 -------------------------------------------------------------------------                ------------         ----------
Classic Bancshares, Inc. Employee Stock Ownership Plan                                     105,800(1)             8.0%
344 Seventeenth Street
Ashland, Kentucky  41101

Directors and executive officers of the Company and the Bank, as a group                   123,310(2)             9.3
(10 persons)

- - --------------------------
(1)  The amount reported represents shares held by the Employee Stock Ownership
     Plan ("ESOP"), 5,290 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the
     trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants.
     Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.
(2)  Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, 3,595 shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power.


                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of eight members, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually. Each member of the Company's Board of Directors has served on the Board since the incorporation of the Company in September 1995.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and the nominee for election as director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominee identified in the following table. If such nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                             Shares of Common
                                                                                            Stock Beneficially     Percent
                                                                   Director    Term to           Owned at            of
         Name          Age(1)          Position(s) Held             Since (2)   Expire        June 17, 1996(3)      Class
- - ---------------------- ------ ---------------------------------- ------------ ----------  ---------------------   -------
                                                     NOMINEES
Robert L. Goodpaster    74   Director                                1966       1999             11,000(4)          0.8%
Robert B. Keifer, Jr.   59   Director                                1991       1999             10,000             0.8
David A. Lang           52   Director                                1991       1999             10,000             0.8
                                           DIRECTORS REMAINING IN OFFICE

E. B. Gevedon, Jr.      62   Director                                1980       1997             20,000(5)          1.5
Robert A. Moyer, Jr.    50   Director                                1993       1997             10,000             0.8
John W. Clark           54   Director                                1995       1997             18,111             1.4
C. Cyrus Reynolds       69   Chairman of the Board                   1960       1998             10,000             0.8
David B. Barbour        48   President, Chief Executive Officer and  1995       1998             19,836(6)          1.5
                                 Director

- - -------------------------
(1) At March 31, 1996.
(2) Includes service as a director of the Bank.
(3) Includes shares held directly, as well as, shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole voting and/or investment power.
(4) Includes 1,000 shares held by Mr. Goodpaster's spouse.
(5) Includes 10,000 shares held by Mr. Gevedon's spouse.
(6) Includes 1,726 shares allocated to Mr. Barbour's account under the ESOP.

         The business experience of each director of the Company and the Bank for at least the past five years is set forth below. All directors have held their positions at least five years, except as otherwise indicated.

         C. Cyrus Reynolds. Mr. Reynolds is Chairman of the Board of the Company and the Bank, positions he has held since September 1995 and July 1990, respectively. Mr. Reynolds serves as Property Valuation Administrator for Boyd County, Kentucky, an elected office he has held since 1977. From 1960 to 1981, Mr. Reynolds was the owner of Reynolds Insurance Agency, a general lines insurance agency located in Ashland, Kentucky. Mr. Reynolds is a member and former officer of the Ashland Lions Club and has served on various state commissions, including 18 years of service as Chairman of the Boyd County Democratic Party. Mr. Reynolds has also served as Treasurer of the Westwood Christian Church for 40 years.

         David B. Barbour. Mr. Barbour is the President and Chief Executive Officer of the Company and the Bank, positions he has held since September 1995 and April 1995, respectively. Prior to joining Ashland Federal in March of 1995, Mr. Barbour served as Senior Vice President and Senior Lending Officer of First American Bank, a commercial bank located in Ashland, Kentucky with assets of $225 million. As Senior Vice President and Senior Lending Officer, Mr. Barbour was responsible for the bank's loan portfolio including the commercial, consumer and real estate lending divisions. Mr. Barbour was employed by First American Bank since 1977 and held a variety of management positions, including Senior Vice President and Senior Lending Officer since 1989. Mr. Barbour holds the designation of Certified Lender, Business Banking.

         John W. Clark. Mr. Clark has been the President and Chief Executive Officer of John W. Clark Oil Co., a company engaged in the distribution and sale of petroleum products since founding the company in 1970. In addition, he has been the President of JRB, Inc., a common carrier trucking company, since 1977; Clark's Pump N Stop, a convenience store, since 1978; B. J. Aviation, an airplane leasing company, since 1990; and John W. Clark Enterprises, a real estate development and holding company, since 1987.

         Everett B. Gevedon, Jr. Mr. Gevedon has served as real estate consultant to corporations and individuals throughout the eastern United States for the past 16 years. Prior to such time, he was a general real estate appraiser and involved in real estate sales.

         Robert L. Goodpaster. Dr. Goodpaster is President Emeritus of Ashland Community College, a member of the University of Kentucky Community College System. He has held his current position since 1987. Dr. Goodpaster previously served as President of the College from 1961 to 1987. He was a director of the Ashland Area Extended Campus Center of Morehead State University from 1987 to 1992. Dr. Goodpaster has served as a director of the Boyd County Conservation District for 19 years and a director of Area Eight of the Kentucky Association of Conservation Districts since 1988.

         Robert B. Keifer, Jr. Mr. Keifer has been the principal of ESP, an investment consulting firm based in Ashland, Kentucky and Lake Wylie, South Carolina, a position he has held since 1992. From 1992 to 1994, Mr. Keifer also served as a consultant to Equal Opportunity Finance, a minority small business investment company. Mr. Keifer is a retired group vice-president of Ashland Petroleum Company, an operating division of Ashland, Inc., where he was employed from 1966 to 1992. Mr. Keifer also serves on the Board of Directors of Community Hospice and Area Education Projects.

         David A. Lang. Mr. Lang is Kentucky Region Manager for American Electric Power, a position he has held since January 1996. Prior to such time, he was an Electrical Systems Director for Kentucky Power Company, a subsidiary of American Electric Power Company, a position he held from July 1995 to January 1996. Mr. Lang was promoted to Regional Manager effective January 1, 1996. Mr. Lang has been employed by Kentucky Power Company since 1965 and has held a variety of positions including Executive Assistant from May 1990 to June 1995. Mr. Lang is a Registered Professional Engineer in the Commonwealth of Kentucky. Mr. Lang serves as a director of East Kentucky Corporation, a regional economic development corporation based in Hazard, Kentucky. Mr. Lang is also a director of the Kentucky Highlands Museum and a member of the East Greenup County Kiwanis Club.

         Robert A. Moyer, Jr. Mr. Moyer is President and Chief Executive Officer of RAM Technologies, Inc., an Ashland, Kentucky based multi-faceted communications and technology company. Mr. Moyer has held this position since he founded the company in 1976. Mr. Moyer also serves as a trustee of the Marshall University Foundation and a director of King's Daughters Medical Center and the Economic Development Corporation of Boyd and Greenup Counties.

Board of Directors' Meetings and Committees

         Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors of the Company held five meetings during the fiscal year ended March 31, 1996. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the fiscal year, except for Director Moyer whose absence from two meetings was excused.

         The Board of Directors of the Company has standing Executive, Audit, Compensation and Nominating Committees.

         The Executive Committee is comprised of Directors Reynolds, Barbour and Gevedon. This committee meets on an as needed basis to act on matters arising between Board meeting. This committee did not meet during fiscal 1996.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board. Directors Keifer, Reynolds and Goodpaster are the current members of this committee. The committee did not meet during fiscal 1996.

         The Compensation Committee establishes the Company's compensation policies and reviews compensation matters and administers the Company's stock-based plans. The current members of this Committee are Directors Moyer, Lang and Clark. The committee held one meeting during fiscal 1996.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of Directors Reynolds, Barbour and Keifer. This committee did not meet during fiscal 1996 and its function was performed by the entire Board of Directors. While the Board of Directors will consider nominees recommended by stockholders, the Committee has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting.

         Board and Committee Meetings of the Bank. The Bank's Board of Directors meets on a monthly basis. Additional special meetings may be called by the Chairman of the Board or three members of the Board of Directors. The Board of Directors of the Bank met 16 times during the fiscal year ended March 31, 1996. During fiscal 1996, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Bank has standing Executive, Audit, Asset/Liability Management, Investment, Personnel and Compensation, Loan and Nominating Committees.

         The Executive Committee meets on an as-needed basis to act on matters arising between Board meetings. This committee is comprised of Directors Reynolds, Barbour and Gevedon. The committee did not meet during fiscal 1996.

         The Audit Committee of the Bank meets at least annual to review and recommend the Bank's engagement of external auditors. Such committee reviews audit reports and related matters and acts as the liaison between Ashland Federal's internal and external auditors and the Board. Directors Reynolds, Goodpaster and Keifer are the current members of this committee. This committee did not meet during fiscal 1996.

         The Asset/Liability Management Committee of the Bank is comprised of Directors Barbour, Gevedon and Keifer and Officers Robert S. Curtis, Kevin E. Ashley and Lisah M. Frazier. This committee meets quarterly to review the Bank's interest rate risk position and product mix and make recommendations for adjustments to the full Board. This committee met once during fiscal 1996.

         The Investment Committee of the Bank develops investment objectives and performance standards consistent with the Bank's financial needs and reviews the Bank's investment policies and recommends changes to the full Board. This committee is comprised of Directors Gevedon and Barbour and Chief Financial Officer

Lisah M. Frazier and met three times during fiscal 1996. The Bank's general counsel acts as a consultant to this committee.

         The Personnel and Compensation Committee of the Bank meets to review personnel and compensation issues and makes recommendations to the full Board. Members of this committee include Directors Reynolds, Lang and Moyer. This committee met once in fiscal 1996.

         The Loan Committee meets to approve loans in excess of limits established by the Bank's lending policy. The Bank's President and any two outside directors who serve on a rotating basis comprise the Loan Committee. This committee met 12 times during fiscal 1996.

         The Board of Directors acting as a nominating committee selects candidates for election to the Board of Directors. The Board of Directors met once during fiscal 1996.

Director Compensation

         The Board of Directors of the Company are not paid for their service in such capacity. Compensation of the Bank's directors is described below.

         Non-employee directors of the Bank are paid a semi-annual fee of $3,300 for service on the Board of Directors, except for Directors Goodpaster and Gevedon who each receive a semi-annual fee of $3,600. The Chairman of the Board also receives an additional $2,100 per quarter for acting in such capacity. Directors do not receive any additional compensation for committee meetings attended.

         The Bank maintains a Director Retirement Plan for the benefit of the Bank's outside directors. This plan provides a retirement benefit equal to one-half of the monthly compensation paid to current directors for a period not to exceed the earlier of the number of months of service as a director or his death. A director must have served on the Board of Directors for a minimum of ten years and until age 65 in order to participate in the plan. For the fiscal year ended March 31, 1996, the Bank's contribution to this plan totaled $10,385.

         Stock Benefit Plans. Subject to stockholder approval of the stock benefit plans at the Meeting, each member of the Board of Directors will be granted a one time award of an option to purchase 5,673 shares pursuant to the Stock Option Plan and a restricted stock award of 2,248 shares under the RRP. See "Proposal II Ratification of the 1996 Stock Option and Incentive Plan" and "Proposal III - Ratification of the 1996 Recognition and Retention Plan."

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth information concerning the compensation paid or accrued by the Bank for services rendered by the Bank's Chief Executive Officer. No executive officer of the Bank had aggregate compensation (salary plus bonus) in excess of $100,000 in fiscal 1996.

================================================================================================================================
                                             SUMMARY COMPENSATION TABLE
- - --------------------------------------------------------------------------------------------------------------------------------
                                                                             Long-Term Compensation
                                                                             ----------------------
                                            Annual Compensation(1)         Awards               Payouts
                                            ----------------------         ------               -------
                                                          Other Annual  Restricted   Options/     LTIP
                                 Fiscal   Salary     Bonus Compensation   Stock       SARs       Payouts          All Other
   Name and Principal Position    Year      ($)       ($)       ($)     Award($)(4   (#)(5)        ($)          Compensation($)
- - --------------------------------------------------------------------------------------------------------------------------------
  David B. Barbour, President and 1996  $83,742.50    $--     (3)          ---         ---        ---            $20,357.80(6)
  Executive Officer and Director  1995    4,564.00(2   --     (3)          ---         ---        ---                ---
================================================================================================================================

- - ----------
(1) In accordance with the revised rules on executive compensation disclosure adopted by the Securities and Exchange Commission (the "SEC"), Summary
    Compensation information is excluded for the fiscal year ended March 31,
    1994, as the Company was not a public company during such period.
(2) Mr. Barbour was hired in March 1995 at an annual salary of $80,000.
(3) Mr. Barbour did not receive any additional benefits or perquisites which, in the aggregate, exceeded 10% of each of his salary and bonus or $50,000.


                                        5


(4) No awards of restricted stock have been made. See "Proposal III -
    Ratification of the 1996 Recognition and Retention Plan" for a description of proposed restricted stock awards to be made following stockholder approval of such plan.
(5) No options or SARs have been awarded. See "Proposal II - Ratification of the
    1996 Stock Option and Incentive Plan" for proposed options to be awarded following stockholder approval of such plan.
(6) Includes a country club membership fee of $2,040 paid by the Bank on behalf of Mr. Barbour, contributions made pursuant to the Supplemental Executive
    Retirement Agreement between the Bank and Mr. Barbour of $17,931, the Bank's contribution to Mr. Barbour's account under the ESOP of 1,726 shares of Common Stock based upon a market value of $11.13 on March 31, 1995 and life insurance premiums paid of $382.80.

         No options or stock appreciation rights were granted or exercised during fiscal 1996. See "Proposal II Ratification of the 1996 Stock Option and Incentive Plan" for information regarding awards intended to be made in fiscal 1997, subject to stockholder ratification of the Stock Option Plan at the Meeting.

Employment Agreement and Severance Agreements

         The Bank has entered into an employment agreement with President Barbour providing for an initial term of three years. The agreement was filed with the Office of Thrift Supervision (the "OTS") as part of the application of the Company for approval to become a savings and loan holding company. The employment agreement became effective upon completion of the Bank's conversion to stock form and provides for an annual base salary in an amount not less than such individual's respective current salary and provides for an annual extension subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Bank. The agreement also provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreement is also terminable by the employee upon 90 days' notice to the Bank.

         The employment agreement provides for payment to President Barbour of an amount equal to 299% of his five-year average base compensation, respectively, in the event there is a "change in control" of the Bank where employment involuntarily terminates in connection with such change in control or within twelve months thereafter. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's Common Stock. If the employment of President Barbour had been terminated as of March 31, 1996 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $240,000. The agreement also provides for the continued payment of Mr. Barbour's health benefits for the remainder of the term of his contract in the event such individual is involuntarily terminated in the event of change in control.

         The Bank has entered into change in control severance agreements with Officers Curtis, Ashley and Frazier. Each agreement became effective upon completion of the Bank's conversion and provides for an initial term of one to two years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. Each agreement provides for termination for cause or in certain events specified by OTS regulations.

         Each agreement provides for payment to the employee of a specified percentage of the employee's base compensation and the continued payment of life and health insurance coverage maintained by the Bank in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed two times (with respect to one-year agreements one time) the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss.
574.3 or 4 or any successor regulation. Such events are generally triggered prior to the acquisition of control of 10% of the Company's Common Stock.

         Based on their current salaries, if Messrs. Curtis and Ashley and Ms. Frazier were terminated as of March 31, 1996, under circumstances entitling them to severance pay as described above, such individuals would have been entitled to receive a lump sum cash payment of approximately $89,600, $32,400 and $31,500, respectively.

Supplemental Executive Retirement Agreement

         The Bank entered into a non-qualified Supplemental Executive Retirement Agreement (the "Agreement") with President Barbour which provides for the payment of a monthly supplemental retirement benefit equal to up to 24% of his average monthly compensation during the three highest 12-month periods prior to retirement. Such benefit shall be payable upon normal retirement at age 65 or, under certain circumstances, after age 55 if his termination is without cause. Upon the employee's death, 50% of the amount payable under the Agreement shall be payable to his spouse until her death. The amount contributed by the Bank pursuant to the Agreement on behalf of Mr. Barbour is included in the Summary Compensation Table.

Benefit Plans

         General. Ashland Federal currently provides insurance benefits to its employees, including health, dental, long-term disability, life and accidental death, subject to certain deductibles and copayments.

         Pension Plan. The Bank's employees are included in the Financial Institutions Retirement Fund, a multiple employer comprehensive pension plan (the "Pension Plan"). This noncontributory defined benefit retirement plan covers all employees who have met certain minimum service requirements. A participant becomes vested in retirement benefits at a rate of 20% per year following the completion of two years of service with the Bank. Participants who have reached age 65 are automatically 100% vested. The Bank's policy is to make an annual contribution to the Pension Plan in an amount not to exceed the maximum that can be deducted for federal income tax purposes. The Bank's contributions to such plan during fiscal 1996 totaled approximately $12,219. The Bank intends to restructure the Pension Plan in order to fund the ESOP for several years.

         At March 31, 1996, Mr. Barbour had one year of credited service under the Pension Plan. Benefits payable under the Pension Plan are determined based upon salary.

         Employee Stock Ownership Plan. The Boards of Directors of Ashland Federal and the Company adopted an ESOP for the benefit of employees of Ashland Federal. The ESOP is also designed to meet the requirements of an employee stock ownership plan as described at Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, as such, the ESOP is empowered to borrow in order to finance purchases of the Common Stock. The ESOP was funded with a loan from the Company.

         All employees of the Bank are eligible to participate in the ESOP after they attain age 21 and complete one year of service. For the first plan year, however, every employee who was employed by the Bank on October 1, 1995 and who had attained age 21 will be eligible to participate in the ESOP on October 1, 1995. The Bank's contribution to the ESOP is allocated among participants on the basis of their relative compensation. Each participant's account will be credited with cash and shares of Company Common Stock based upon compensation earned during the year with respect to which the contribution is made. Contributions credited to a participant's account become fully vested upon such participant's completing six years of service. Credit will not be given for years of service prior April 1, 1995 for vesting purposes. ESOP participants are entitled to receive distributions from their ESOP accounts only upon termination of service. Distributions will be made in cash and in whole shares of the Company's Common Stock. Fractional shares will be paid in cash. Participants will not incur a tax liability until a distribution is made.

         Each participating employee is entitled to instruct the trustee of the ESOP as to how to vote the shares allocated to his or her account. The trustee is not affiliated with the Company or the Bank.

         The ESOP may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries.

         Stock Option and Incentive Plan. The Stock Option Plan was adopted by the Board of Directors, subject to the approval of stockholders at the Meeting. See "Proposal II - Ratification of the 1996 Stock Option and Incentive Plan."

         1996 Recognition and Retention Plan. The Board has adopted a 1996 Recognition and Retention Plan subject to ratification by stockholders at the Meeting. See "Proposal III - Ratification of the 1996 Recognition and Retention Plan."

Certain Transactions

         The Bank follows a policy of granting loans to the Bank's directors, officers and employees. The loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features. Unsecured loans to directors and executive officers for general purposes may not exceed $100,000 and over-draft loan to such individuals may not exceed $1,000. Any loan to a director or executive officer which would cause the aggregate amount of loans to such individual to exceed $500,000 requires the prior approval of the disinterested members of the Board of Directors of the Bank. All loans to directors and executive officers must be reported to the Board of Directors of the Bank. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates, including outstanding balances and commitments totaled $767,000 at March 31, 1996, which was 3.9% of the Company's stockholders' equity at that date. At March 31, 1996, there were no loans to any director, executive officer or their affiliates made at preferential rates or terms which in the aggregate exceeded $60,000 during the three years ended March 31, 1995.

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with, with the exception of an inadvertent failure to report shares held by a family member by Director Goodpaster.

                                  PROPOSAL II -

            RATIFICATION OF THE 1996 STOCK OPTION AND INCENTIVE PLAN

General

         Establishment and implementation of the Stock Option Plan is subject to ratification by stockholders. The Stock Option Plan is in compliance with OTS regulations, however, the OTS has not endorsed or approved the Stock Option Plan and no written or oral representation to the contrary is made hereby.

         The Stock Option Plan has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Ratification by stockholders of the adoption of the Stock Option Plan will ratify the awards proposed thereunder and as described in "Awards Under the Stock Option Plan" herein, and will ratify the granting of additional awards pursuant to the provisions of the Stock Option Plan. Pursuant to the Stock Option Plan, the Company will reserve for issuance thereunder either from authorized but unissued shares or from issued shares reacquired and held as treasury shares, 132,250 shares of the Common Stock. Management may, to the extent practicable and feasible, fund the Stock Option Plan from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued Common Stock to fund the Stock Option Plan, the exercise of stock options will have the effect of diluting the holdings of persons who own the Common Stock. Assuming all options under the Stock Option Plan are awarded and exercised through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 9.1%. Upon ratification of the Stock Option Plan by stockholders, it is proposed that options to purchase an aggregate of 112,412 shares of Common Stock will be awarded, which will leave available 19,838 shares for future awards.

         The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive Stock Option Plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a supermajority vote of stockholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of stockholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction.

         In addition, federal regulations prohibit the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company without prior approval of the OTS. Federal law and regulations also require OTS approval prior to the acquisition of "control" (as defined in the OTS regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Company.

         Attached as Exhibit A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

         The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable OTS regulations, as the committee administering the Stock Option Plan may determine. Subject to certain exceptions described herein, awards made under such plan vest at a rate of one-fifth of the initial award per year, subject to the participant maintaining continuous service to the Company or its subsidiaries from the date of grant.

         Pursuant to OTS regulations, each non-employee director of the Company and all non-employee directors of the Company as a group, may not be awarded more than 5% and 30% of the total shares subject to the Stock Option Plan, respectively. In addition, no individual may be granted awards with respect to more than 25% of the total shares subject to the Stock Option Plan.

         Shares awarded pursuant to the Stock Option Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

         The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. Directors Moyer, Lang and Clark have been appointed as the present members of the Compensation Committee. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan, which currently includes approximately 11 persons. In granting awards under the Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company.

Stock Options

         The term of stock options may not exceed ten years from the date of grant. The Compensation Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

         In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Compensation Committee, in the event a participant ceases to maintain continuous service (as defined in the Stock Option Plan) with the Company or one of its affiliates, for any reason (excluding death, disability and termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. Unless otherwise provided by the Compensation Committee, in the event of disability of a participant during such service, all options not then exercisable shall become exercisable in full and remain exercisable for a period of three months from the date of such disability. Unless otherwise provided by the Compensation Committee, in the event of death of a participant, all options not then exercisable shall become exercisable in full. Unless otherwise provided by the Compensation Committee, in the event of the death of a participant during such service or within the three-month period described above following termination of service described above, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant upon his death, but in no event later than ten years after grant. Following the death of any participant, the Compensation Committee may, as an alternative means of settlement of an option, elect to pay to the holder thereof an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause.

         The exercise price for the purchase of shares subject to a stock option may not be less than 100% of the market value of the shares covered by the option on the date of grant. The exercise price must be paid in full in cash or, if permitted by the Compensation Committee, shares of Common Stock, or a combination of both.

         The Stock Option Plan provides for the grant of a non-qualified stock option to purchase 5,673 shares of Common Stock to each director who is not a full-time employee of the Company, as of the date of stockholder ratification of the Stock Option Plan. In addition, the Stock Option Plan provides for the grant of a non-qualified stock option to purchase 5,673 shares to each director of the Company who is not an employee elected subsequent to stockholder ratification of the Stock Option Plan, subject to availability. Such options have a term of ten years, are not transferable, and vest at the rate of 20% per year commencing on the one-year anniversary of the date of grant. The exercise price per share of such options shall be equal to the fair market value of the Common Stock on the date of grant.

Stock Appreciation Rights

         The Compensation Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described previously herein. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Compensation Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other. Notwithstanding the foregoing, no SAR may be exercisable by a director, Senior Officer (as defined below) or Ten Percent Beneficial Owner (as defined below) of the Company within six months of the date of its grant.

         "Senior Officer" means the Company's president, principal financial officer or principal accounting officer, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of the Company's affiliates shall be deemed Senior Officers of the Company if they perform such policy-making functions for the Company. "Ten Percent Beneficial Owner" means the beneficial owner of more than ten percent of any class of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         SARs will require an expense accrual by the Company each year for the appreciation on the SARs which it is anticipated will be exercised. The amount of the accrual is dependent upon whether and the extent to which the SARs are granted and the amount, if any, by which the market value of the SARs exceeds the exercise price.

Limited Stock Appreciation Rights

         Limited SARs will be exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's Common Stock, other than by the Company, where 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid on exercise of a Limited SAR will be the excess of (a) the market value of the shares on the date of exercise, or (b) the highest price paid pursuant to the offer, over the exercise price. Payment upon exercise of a Limited SAR will be in cash.

         Limited SARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. Subject to vesting requirements contained in OTS regulations, Limited SARs will be exercisable only for the 45 days following the expiration of the tender or exchange offer, during which period the related stock option or SAR will be exercisable. However, no Limited SAR will be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Company within six months of the date of its grant.

Effect of Merger and Other Adjustments

         Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted appropriately by the Compensation Committee in the event of any merger, consolidation, reorganization, recapitalization (including a return of capital), combination or exchange of shares, stock dividend, stock split or other change in the corporate structure or Common Stock of the Company.

         In the event of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing entity or its outstanding shares of Common Stock are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement the terms of which are binding upon all stockholders, any participant to whom a stock option or SAR has been granted at least six months prior to such event will have the right upon exercise of the option or SAR (subject to the terms of the Stock Option Plan and any other limitation or vesting period applicable to such option or SAR) to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or SAR over the exercise price of the option or SAR multiplied by the number of shares with respect to which the option or SAR has been exercised.

Amendment and Termination

         The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, subject to compliance with OTS regulations, but may not (except as specifically set forth under the Stock Option Plan), without the prior ratification of the stockholders, make any amendment which shall (i) increase the aggregate number of securities which may be issued under the Stock Option Plan, (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the Stock Option Plan or (iv) change the class of persons eligible to participate in the Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences

         Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award, by itself, will neither result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

(2) In order to qualify as an "Incentive Stock Option," a stock option awarded under the Stock Option Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 single person or $45,000 married person filing jointly). This tax applies at a flat rate of 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. Provided the applicable holding periods described above are satisfied, the participant will recognize long term capital gain or loss upon the resale of the shares received upon such exercise.

(3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(4) The exercise of an SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

Awards Under the Stock Option Plan

         The following table presents information at June 17, 1996 with respect to the number of awards of options which are currently intended to be granted under the Stock Option Plan, subject to stockholder ratification of the Stock Option Plan, to (i) the Company's Chief Executive Officer, (ii) all executive officers of the Company and the Bank as a group, (iii) director nominees, (iv) directors who are not executive officers of the Company and the Bank as a group and (v) all non-executive officer employees of the Company or the Bank as a group. On June 17, 1996, the average of the bid and asked prices for the Common Stock as quoted on the Nasdaq Stock Market was $10.625 per share.

===================================================================================================================
                                       1996 STOCK OPTION AND INCENTIVE PLAN
- - -------------------------------------------------------------------------------------------------------------------
                             Name and Position                                 Dollar Value(1)     Number of Shares
===================================================================================================================
David B. Barbour, President, Chief Executive Officer and Director...........     $  ---                 33,062
Executive Group (4 persons).................................................        ---                 72,737
Director Nominees:
    Robert L. Goodpaster....................................................        ---                  5,673
    Robert B. Keifer, Jr....................................................        ---                  5,673
    David A. Lang...........................................................        ---                  5,673
Non-Executive Director Group (7 persons)....................................        ---                 39,675
Non-Executive Officer Employee Group (0 persons)............................        ---                      0
===================================================================================================================

- - ------------------------
(1) Any value realized will be the difference between the exercise price and the market value upon exercise. Since the options have not been granted, there is no current value.

         Subject to the conditions of the Stock Option Plan, the proposed awards described in the preceding table will vest in not less than five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant and the additional installments vesting ratably on each subsequent anniversary of the date of grant. Pursuant to the terms of the Stock Option Plan, all options are required to be granted with an exercise price equal to not less than the fair market value of the shares on the date of grant. To the extent permitted under applicable law, all options granted to officers are intended to be incentive stock options. All awards to directors who are not full time employees of the Company will be non-qualified stock options.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1996 STOCK OPTION AND INCENTIVE PLAN.

                                 PROPOSAL III -

             RATIFICATION OF THE 1996 RECOGNITION AND RETENTION PLAN

General

         Establishment and implementation of the RRP is subject to ratification by stockholders. The RRP is in compliance with OTS regulations, however, the OTS has not endorsed or approved the RRP and no written or oral representation to the contrary is made hereby.

         The RRP has been adopted by the Board of Directors of the Company, subject to stockholder ratification. The RRP is designed to provide directors, officers and employees with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company and the Bank. Ratification by stockholders of the adoption of the RRP will ratify the awards proposed thereunder and as described in "Awards under the RRP" herein, and will ratify the granting of additional restricted stock awards pursuant to the provisions of the RRP. Pursuant to the RRP, 52,900 shares of Common Stock, funded from either authorized but unissued shares or issued shares subsequently reacquired and held as treasury shares, will be available for awards. Management may fund the RRP from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued shares to fund the RRP the interests of current stockholders will be diluted. Assuming all RRP Shares are awarded through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 3.85%. Upon ratification of the RRP by stockholders, it is proposed that an aggregate of 48,798 shares of Common Stock will be awarded to directors and officers of the Company and the Bank, which will leave 4,102 shares available for future awards.

         Attached as Exhibit B to this Proxy Statement is the complete text of the form of the RRP. The principal features of the RRP are summarized below.

Principle Features of the RRP

         The RRP provides for the award of shares of Common Stock ("RRP Shares") subject to the restrictions described below. Each award under the RRP will be made on such terms and conditions, consistent with the terms of the RRP and applicable OTS regulations, as the Compensation Committee shall determine.

         The RRP is administered by the Company's Compensation Committee. The Compensation Committee will select the recipients and terms of awards pursuant to the RRP. See "Proposal II - Ratification of the 1996 Stock Option and Incentive Plan." In determining to whom and in what amount to grant awards, the Compensation Committee considers the position and responsibilities of eligible individuals, the value of their services to the Company and the Bank and other factors it deems relevant. Pursuant to the terms of the RRP, any director, officer or employee of the Company or its affiliates may be selected by the Compensation Committee to participate in the RRP, which currently includes eligible participants of approximately 16 persons.

         The RRP provides that RRP Shares used to fund awards under the RRP may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any RRP Shares which are forfeited will again be available for issuance under the RRP.

         As required by OTS regulations, award recipients earn (i.e., become vested in) awards, over a period of time as determined by the Compensation Committee at the time of grant, provided that no award may vest earlier than one year from the date of stockholder approval of the RRP and shall not vest at a rate in excess of 20% of the initial award per year, except in the event of death or disability. Pursuant to the terms of the RRP, no director who is not an employee of the Company shall be granted awards with respect to more than 5% of the total shares subject to the RRP. All non-employee directors of the Company, in the aggregate, may not be granted awards with respect to more than 30% of the total RRP Shares and no individual shall be granted awards with respect to more than 25% of the total RRP Shares. It is intended that no award granted to an executive officer or director of the Company or its affiliates shall vest in any fiscal year (and shall be carried over to the subsequent fiscal year and vest on the next annual vesting date) in which the Bank fails to meet all of its fully phased-in capital requirements.

         Subject to compliance with OTS regulations, the Compensation Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. In the event a participant ceases to maintain continuous service with the Company or the Bank by reason of death or disability, RRP Shares still subject to restrictions will be free of these restrictions and shall not be forfeited. In the event of termination for any other reason, all shares will be forfeited and returned to the Company.

         Holders of RRP Shares may not vote or sell, assign, transfer, pledge or otherwise encumber any of the RRP Shares during the restricted period. During the restricted period, RRP Shares will be voted by an independent trustee and not by the holder of such shares. In addition, all dividends declared and paid on RRP Shares still subject to restrictions will be deferred and held for the account of the participant thereof until the earlier to lapse of the restrictions on such shares or the death or disability of the participant.

         Finally, the RRP provides for an award of 2,248 shares to each director who is not a full-time employee of the Company, as of the date of stockholder ratification of the RRP. In addition, the RRP provides for an award equal to 2,248 shares to each non-employee director of the Company elected subsequent to stockholder ratification of the RRP, subject to availability and the limitations discussed herein. RRP Shares awarded to non-employee directors vest at a rate of 20% of the initial award per year commencing on the one-year anniversary of the date of grant.

Adjustments Upon Changes in Capitalization

         RRP Shares awarded under the RRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

Federal Income Tax Consequences

         Holders of RRP Shares will recognize ordinary income on the date that the RRP Shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the RRP Shares. Holders of RRP Shares will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company.

Amendment to the RRP

         The Board of Directors of the Company may amend, suspend or terminate the RRP or any portion thereof at any time, subject to OTS Regulations, but no amendment shall be made without the approval of the stockholders of the Company which shall, (i) increase the aggregate number of shares with respect to which awards may be made under the RRP (except pursuant to Section 4 of the RRP), (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the RRP or (iv) change the class of persons eligible to participate in the RRP; provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award theretofore made pursuant to the RRP.

Awards Under the RRP

         The following table presents information at June 17, 1996 with respect to the number of RRP Shares which are currently intended to be granted under the RRP, subject to stockholder ratification of the RRP, to (i) the

Company's Chief Executive Officer, (ii) all executive officers of the Company and the Bank as a group, (iii) director nominees, (iv) directors who are not executive officers of the Company or the Bank as a group, and (v) all non-executive officer employees of the Company or the Bank as a group.

===================================================================================================================
                                        1996 RECOGNITION AND RETENTION PLAN
- - -------------------------------------------------------------------------------------------------------------------
                             Name and Position                              Dollar Value(1)     Number of Shares
===================================================================================================================
David B. Barbour, President, Chief Executive Officer and Director...........   $140,516              13,225
Executive Group (4 persons).................................................    334,422              31,475
Director Nominees:
    Robert L. Goodpaster....................................................     23,885               2,248
    Robert B. Keifer, Jr....................................................     23,885               2,248
    David A. Lang...........................................................     23,885               2,248
Non-Executive Director Group (7 persons)....................................    167,195              15,736
Non-Executive Officer Employee Group (5 persons)............................     16,862               1,587
===================================================================================================================

- - --------------------
(1) Assumes an aggregate market value of the RRP Shares based on the closing price of the Common Stock of $10.625 as reported on the Nasdaq Stock Market on June 17, 1996.


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1996 RECOGNITION AND RETENTION PLAN.

              PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS

         On March 31, 1995, the Company engaged the firm of Smith, Goolsby, Artis & Reams, P.S.C. as independent certified public accountants replacing the firm of Griffith, Delaney, Hillman & Co. This change in independent certified public accountants was recommended by the Audit Committee and subsequently approved by the Board of Directors.

         There have been no disagreements between the Company or the Bank and Griffith, Delaney, Hillman & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure in connection with the audit of the consolidated financial statements for the two years ended March 31, 1994 and subsequent period through March 31, 1995 which, if not resolved to the satisfaction of Griffith, Delaney, Hillman & Co., would have caused them to make reference to the subject matter of the disagreement(s) in connection with the reports of Griffith, Delaney, Hillman & Co. on the consolidated financial statements of the Company's for the two years ended March 31, 1994 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, there has not been any "reportable events" as defined by Item 304(a)(1)(iv)(B) of Regulation S-B during the periods referred to above.

         The Board of Directors of the Company has appointed Smith, Goolsby, Artis & Reams, P.S.C., independent accountants, to be the Company's auditors for the fiscal year ending March 31, 1997. Representatives of Smith, Goolsby, Artis & Reams, P.S.C. are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SMITH, GOOLSBY, ARTIS & REAMS, P.S.C. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1997.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 344 Seventeen Street, Ashland, Kentucky 41101, no later than March 31, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

                  The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee estimated to be $2,750, plus expenses not to exceed $1,250. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

Ashland, Kentucky
June 28, 1996

                                                                       EXHIBIT A

                            CLASSIC BANCSHARES, INC.

                      1996 STOCK OPTION AND INCENTIVE PLAN

      1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, offi cers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

      2.  Definitions.  The following definitions are applicable to the Plan:

      "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Bank" - means Ashland Federal Savings Bank and any successor entity.

      "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or any combination thereof, as provided in the Plan.

      "Code" - means the Internal Revenue Code of 1986, as amended.

      "Committee" - means the Committee referred to in Section 3 hereof.

      "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with re spect to any Options or Rights which at the time of exercise are intended to be Incentive Stock Options, continuous service means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of such persons.

      "Corporation" - means Classic Bancshares, Inc., a Delaware corporation.

      "Disinterested Person" - means any member of the Board of Directors of the Corporation who (A) is an outside director as defined under Section 162 (m) of the Code and the regulations thereunder and (B) a person who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of a stock award granted pursuant to
Section 19 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

      "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

      "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

      "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right.

      "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

      "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

      "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the NASDAQ System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

      "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is not intended to qualify under Section 422(b) of the Code.

      "Option" - means an Incentive Stock Option or a Non-Qualified Stock
Option.

      "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or who is granted an Award pursuant to Section 19 hereof.

      "Plan" - means the 1996 Stock Option and Incentive Plan of the
Corporation.

      "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

      "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

      "Shares" - means the shares of common stock of the Corporation.

      "Senior Officer" - means the Corporation's president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

      "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

      "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

      3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to Office of Thrift Supervision Regulations, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers and employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

      5. Shares Subject to Plan. Subject to adjustment by the operation of
Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Bank's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred. Any Award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant, except in the event of death or disability.

      As required by Office of Thrift Supervision Regulations, each non-employee director of the Corporation may not be granted Awards with respect to more than 5% of the total shares subject to the Plan and all non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total shares subject to the Plan.

      In the event Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

      6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, subject to Office of Thrift Supervision Regulations and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condi tion of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant. Notwithstanding the foregoing and subject to compliance with applicable Office of Thrift Supervision Regulations, no individual shall be granted Awards in any calendar year with respect to more than 25% of the total shares subject to the Plan in any calendar year or during the entire term of the Plan.

      Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

      7. Exercise of Options or Rights.

(a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. Cash settlements of Rights may be made only in accordance with any applicable restrictions pursuant to Rule 16b-3(e) under the Securities Exchange Act of 1934 or any similar or successor provision.

(b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such ap propriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death, disability and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of disability for a period of three months following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

(d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three-month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title 1 of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right upon his death as provided in paragraph (c) above, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

(e) Notwithstanding the provisions of subparagraphs (c) and (d) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

      8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

      9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto, provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exer cisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

      10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right, provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Subject to vesting requirements contained in 12 C.F.R. section 563b.3(g)(4) or any successor regulation, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

      A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Re lated Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

      For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

      11. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

      12. Effect of Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate or articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

      13. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

      14. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

      15. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

      16. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

      17. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to Office of Thrift Supervision Regulations, but (except as provided in Section 11 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      18. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

      19. Initial Grant. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation at the time of stockholder ratification of this Plan who is not a full-time Employee, is hereby granted a ten-year, Non-Qualified Stock Option to purchase .43% of the shares sold in the Conversion at an Exercise Price per share equal to the Market Value per share of the Shares on the date of grant. In addition, subject to availability, each director of the Corporation elected subsequent to the date of stockholder ratification of the Plan who is not a full-time employee is hereby granted as of the date he or she is elected and qualified a ten-year, Non-Qualified Stock Option to purchase .43% of the shares sold in the Conversion at an Exercise Price equal to the Market Value per share of the Shares on the date of grant. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Options granted pursuant to this section shall vest in five equal annual installments with the first installment vesting on the first anniversary of the date of grant, subject to the Director maintaining Continuous Service with the Corporation or its Affiliates since the date of grant. All Options granted pursuant to this Section 19 shall be rounded down to the nearest whole share to the extent necessary to ensure that no Options to purchase stock representing fractional shares are granted.

      20. Notwithstanding anything else in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

                                                                       EXHIBIT B

                            CLASSIC BANCSHARES, INC.

                       1996 RECOGNITION AND RETENTION PLAN

         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its Affiliates.

         2. Definitions. The following definitions are applicable to the Plan:

      "Award" - means the grant of Restricted Stock pursuant to the terms of
Section 12 of the Plan or by the Committee, as provided in the Plan.

      "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Bank" - means Ashland Federal Savings Bank, a savings institution and its successors.

      "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

      "Code" - means the Internal Revenue Code of 1986, as amended.

      "Committee" - means the Committee of the Board of Directors of the Corporation referred to in Section 6 hereof.

      "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or its Affiliates or between the Corporation, its Affiliates or its successor. With respect to any director emeritus or advisory director, continuous service shall mean availability to perform such functions as may be required of such individuals.

      "Conversion" - means the conversion of the Bank from the mutual to the stock form of organization.

      "Corporation" - means Classic Bancshares, Inc., a Delaware corporation.

      "Disability" - means any physical or mental impairment which qualifies an employee, director, director emeritus or advisor director for disability benefits under any applicable long-term disability plan maintained by the Bank or an Affiliate, or, if no such plan applies to such individual, which renders such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

      "Disinterested Person" - means any member of the Board of Directors of the Corporation who is not being and within the prior year has not been granted any awards related to the shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities. No Participant of an Award granted pursuant to Section 12 shall fail to meet the definition of Disinterested Person solely by reason of such Award.

      "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

      "Participant" - means any director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or a director who is granted an award pursuant to Section 12.

      "Plan" - means the 1996 Recognition and Retention Plan of the Corporation.

      "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

      "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 3 hereof, so long as such restrictions are in effect.

         "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

      3. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through
(f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine, subject to Office of Thrift Supervision Regulations.

(a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged, voted or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c) and (e) of this Section 3 and Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder.

    No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total shares subject to the Plan. All non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total shares subject to the Plan and no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan. No Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Corporation and no Award shall vest at a rate in excess of 20% per year, except in the event of death or disability. In the event Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

    Subject to compliance with Office of Thrift Supervision Regulations, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to an Award, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

(b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or disability), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions.

(c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

        The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1996 Recognition and Retention Plan of Classic Bancshares, Inc. Copies of such Plan are on file in the offices of the Secretary of Classic Bancshares, Inc., 344 Seventeenth Street, Ashland, Kentucky 41101.

(d) At the time of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

(e) At the time of an Award of shares of Restricted Stock, the Committee shall determine that the payment to the Participant of dividends declared or paid on such shares by the Corporation shall be deferred until the lapsing of the restrictions imposed under paragraph (a) of this Section 3, and such dividends shall be held by the Corporation for the account of the Participant until such time. There shall be credited at the end of each year (or portion thereof) interest on the amount of the account at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or upon death or disability of the Participant.

(f) At the lapsing of the restrictions imposed by paragraph (a) of this Section 3, the Corporation shall deliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 3.

      4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received as a result of any of the foregoing by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

      5. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

      6. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to Office of Thrift Supervision Regulations, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      7. Shares Subject to Plan. Subject to adjustment by the operation of
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 4% of the total Shares issued in the Association's Conversion. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

      The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      8. Employee Rights Under the Plan. No director, director emeritus, advisory director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

      9. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may, in its sole discretion, withhold from any payment or distribution made under this Plan sufficient Shares or withhold sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

      10. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to Office of Thrift Supervision Regulations, but (except as provided in Section 4 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      Notwithstanding anything in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, as amended, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

         11. Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.

      12. Director Awards. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, the Chairman and each other member of the Board of Directors of the Corporation, who is not a full-time employee of the Corporation, is hereby granted an Award equal to 0.17% of the shares sold in the Conversion. In addition, each director of the Corporation who is not a full-time employee of the Corporation elected subsequent to the Conversion shall be issued, as of the date he is elected and qualified, an Award equal to a like amount of shares of Common Stock, subject to availability. Each such Award shall be evidenced by a Restricted Stock Agreement in a form approved by the Corporation and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Awards granted pursuant to this Section 12 shall be rounded down to the nearest whole share to the extent necessary to ensure that no shares of Restricted Stock representing fractional shares are issued. Each of the Awards granted in this Section 12 shall be earned in five equal annual installments, with the first installment vesting on the first anniversary of the date of grant, as long as the director maintains Continuous Service with the Corporation or its affiliates, provided, however, no Award shall be earned in any fiscal year in which the Bank fails to meet all of its fully phased-in capital requirements.

REVOCABLE PROXY                                                  REVOCABLE PROXY

                            CLASSIC BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 29, 1996

      The undersigned hereby appoints the Board of Directors of Classic Bancshares, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the corporate headquarters of RAM Technologies, Inc. (formerly Mayo Mansion) located at 1516 Bath Avenue, Ashland, Kentucky, on July 29, 1996 at 2:00 p.m., Ashland, Kentucky time and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary)

                        [ ]  FOR          [ ] VOTE WITHHELD

      INSTRUCTION: To withhold your vote for any individual nominee, strike a line in that nominee's name below.

       ROBERT L. GOODPASTER         ROBERT B. KEIFER, JR.        DAVID A. LANG

II.   Ratification of the adoption of the 1996 Stock Option and Incentive Plan.

                 [ ]  FOR           [ ]  AGAINST      [ ]  ABSTAIN

III.  Ratification of the adoption of the 1996 Recognition and Retention Plan.

                 [ ]  FOR           [ ]  AGAINST      [ ]  ABSTAIN

IV. The ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as auditors for the Company for the fiscal year ending March 31, 1997.

                 [ ]  FOR           [ ]  AGAINST      [ ]  ABSTAIN

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEE LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

      The Board of Directors recommends a vote "FOR" each of the proposals and the election of the nominees listed above.

                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

                                                                NUMBER OF SHARES






Dated:_______________, 1996             ________________________________________
                                                 Signature of Stockholder

                                        ________________________________________
                                                 Signature of Stockholder

                                        Please sign exactly as your name(s)
                                        appear(s) to the left. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title. If shares are held jointly,
                                        each holder should sign.

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE